UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




          Date of Report (Date of earliest reported) October 2, 2002
                               ------------------


                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)


              Iowa                       0-25551                94-2213782
-------------------------------       -------------        --------------------
(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                  File Number)         Identification No.)


666 Grand Avenue, Des Moines, Iowa                                50309
----------------------------------                             ------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (515) 242-4300
                                                     --------------


                                       N/A
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS.

     The registrant announced today that, on October 1, 2002, it priced its offering of $200 million in aggregate principal amount of its 4.625% senior notes due October 1, 2007 and $500 million in aggregate principal amount of its 5.875% notes due October 1, 2012.

     The offering has been made by means of an offering circular to qualified institutional buyers pursuant to Rule 144A and to certain persons in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended.

     The offering is subject to standard closing conditions and is expected to close on October 4, 2002.

     The securities have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold absent registration under the Securities Act and applicable state securities laws or applicable exemptions from registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities.


FORWARD-LOOKING STATEMENTS

     This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as "may", "will", "could", "project", "believe", "anticipate", "expect", "estimate", "continue", "potential", "plan", "forecast" and similar terms. These statements represent the Company's intentions, plans, expectations and beliefs and are subject to risks, uncertainties and other factors. Many of these factors are outside the Company's control and could cause actual results to differ materially from such forward-looking statements.

     These factors include, among others, general economic and business conditions in the jurisdictions in which the Company's facilities are located; governmental, statutory, regulatory or administrative initiatives or ratemaking actions affecting the Company or the electric or gas utility, pipeline or power generation industries; weather effects on sales and revenues; general industry trends; increased competition in the power generation, electric utility or pipeline industries; fuel and power costs and availability; continued availability of accessible gas reserves; changes in business strategy, development plans or customer or vendor relationships; availability, term and deployment of capital; availability of qualified personnel; risks relating to nuclear generation; financial or regulatory accounting principles or policies imposed by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the SEC, the Federal Energy Regulatory Commission and similar entities with regulatory oversight; and other business or investment considerations that may be disclosed from time to time in the Company's SEC filings or in other publicly disseminated written documents.

     The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MIDAMERICAN ENERGY HOLDINGS COMPANY



                                    /s/  Paul J. Leighton
                                    -------------------------------------------
                                    Paul J. Leighton
                                    Vice President, Assistant General Counsel
                                    and Assistant Secretary


Date:  October 2, 2002